On August 12, 1997, a special meeting of shareholders of Harbor Fund was held for the purpose of voting on the following matters. Mr. John P. Gould was elected as a Trustee -- Mr. Ronald C. Boller, Mr. Howard P. Colhoun and Mr. Rodger F. Smith will continue to serve as Trustees.

                                                                   HARBOR          HARBOR         HARBOR
                                                     HARBOR     INTERNATIONAL     CAPITAL      INTERNATIONAL      HARBOR
                                        HARBOR       GROWTH        GROWTH       APPRECIATION       FUND        INTERNATIONAL
                PROPOSALS                FUND         FUND          FUND            FUND            II             FUND
----------------------------------------------------------------------------------------------------------------------------
1    The election of Mr. Gould.
     FOR                              241,302,074
     AGAINST                            3,003,514
     ABSTAIN                            1,017,223
----------------------------------------------------------------------------------------------------------------------------
2    The ratification of the
     selection of Price Waterhouse,
     LLP as the Independent
     Accountants of the Trust for
     the fiscal year ending October
     31, 1997.
     FOR                              242,314,102
     AGAINST                              762,641
     ABSTAIN                            2,313,245
----------------------------------------------------------------------------------------------------------------------------
3a   The approval of the restatement
     of the investment policy on
     issuer diversification
     FOR                                            4,552,012    28,842,683      39,072,850      3,925,265      74,057,634
     AGAINST                                           13,923       212,633       4,054,416         77,354       1,286,486
     ABSTAIN                                           37,940       358,230       1,443,215         57,347       3,058,574
     BROKER NON-VOTE                                   37,949     3,046,441       4,546,102        274,378       3,386,263
----------------------------------------------------------------------------------------------------------------------------
3b   The approval of the
     clarification of the investment
     policy on industry
     concentration
     FOR                                            4,558,188    28,668,300      38,551,929      3,927,287      73,762,496
     AGAINST                                           12,069       212,920       4,057,416         76,933       1,365,766
     ABSTAIN                                           33,617       532,326       1,961,137         55,927       3,274,432
     BROKER NON-VOTE                                   37,950     3,046,441       4,546,101        274,377       3,386,263
----------------------------------------------------------------------------------------------------------------------------
3c   The approval of a change to the
     investment policies on
     borrowing and pledging assets
     FOR                                            4,542,761    27,850,076      38,178,446      3,831,688      71,613,070
     AGAINST                                           25,039       881,366       4,785,857        148,875       3,222,935
     ABSTAIN                                           36,074       682,104       1,595,835         79,585       3,566,689
     BROKER NON-VOTE                                   37,950     3,046,441       4,556,445        274,376       3,386,263
----------------------------------------------------------------------------------------------------------------------------
3d   The approval of the restatement
     of the investment policy on
     real estate and oil and gas.
     FOR                                            4,543,312    28,537,520      35,901,372      3,829,566      69,391,113
     AGAINST                                           26,150       304,017       7,138,920        148,359       5,653,573
     ABSTAIN                                           34,412       572,010       1,519,847         82,222       3,358,008
     BROKER NON-VOTE                                   37,950     3,046,440       4,556,444        274,377       3,386,263
----------------------------------------------------------------------------------------------------------------------------
3e   The approval of the restatement
     of the investment policy on
     commodities.
     FOR                                            4,546,055    28,276,021      35,698,815      3,818,369      69,120,891
     AGAINST                                           26,962       525,239       7,273,063        143,590       5,796,863
     ABSTAIN                                           30,857       612,286       1,588,260         98,188       3,484,940
     BROKER NON-VOTE                                   37,950     3,046,441       4,556,445        274,377       3,386,263
----------------------------------------------------------------------------------------------------------------------------

                                                                                  HARBOR        HARBOR
                                                       HARBOR       HARBOR         SHORT        MONEY
                                                       VALUE         BOND         DURATION      MARKET
                PROPOSALS                              FUND          FUND          FUND         FUND
-------------------------------------------------------------------------------------------------------
1    The election of Mr. Gould.
     FOR
     AGAINST
     ABSTAIN
-------------------------------------------------------------------------------------------------------
2    The ratification of the
     selection of Price Waterhouse,
     LLP as the Independent
     Accountants of the Trust for
     the fiscal year ending October
     31, 1997.
     FOR
     AGAINST
     ABSTAIN
-------------------------------------------------------------------------------------------------------
3a   The approval of the restatement
     of the investment policy on
     issuer diversification
     FOR                                            4,065,922   13,289,955   17,190,190   34,335,775
     AGAINST                                          113,771      166,556          903      309,708
     ABSTAIN                                           33,656      401,407        8,265      737,770
     BROKER NON-VOTE                                   50,743    2,263,975       69,526            0
-------------------------------------------------------------------------------------------------------
3b   The approval of the
     clarification of the investment
     policy on industry
     concentration
     FOR                                            4,133,431   13,267,000   17,191,336   34,495,152
     AGAINST                                           37,701      159,561          903      315,247
     ABSTAIN                                           42,219      431,357        7,119      582,855
     BROKER NON-VOTE                                   50,741    2,263,975       69,526            0
-------------------------------------------------------------------------------------------------------
3c   The approval of a change to the
     investment policies on
     borrowing and pledging assets
     FOR                                            4,026,170   12,902,817   17,181,822   33,502,506
     AGAINST                                          150,562      474,316        5,773      996,008
     ABSTAIN                                           36,618      480,785       11,764      894,740
     BROKER NON-VOTE                                   50,742    2,263,975       69,525            0
-------------------------------------------------------------------------------------------------------
3d   The approval of the restatement
     of the investment policy on
     real estate and oil and gas.
     FOR                                            4,051,248   13,119,515   17,188,932   33,926,655
     AGAINST                                          117,683      254,850        2,800      573,443
     ABSTAIN                                           44,420      483,553        7,626      893,156
     BROKER NON-VOTE                                   50,741    2,263,975       69,526            0
-------------------------------------------------------------------------------------------------------
3e   The approval of the restatement
     of the investment policy on
     commodities.
     FOR                                            4,033,776   13,026,922   17,187,509   33,462,527
     AGAINST                                          147,395      361,407        4,699      873,225
     ABSTAIN                                           32,179      469,588        7,150    1,057,501
     BROKER NON-VOTE                                   50,742    2,263,976       69,526            0
-------------------------------------------------------------------------------------------------------


                                                                   HARBOR          HARBOR         HARBOR
                                                     HARBOR     INTERNATIONAL     CAPITAL      INTERNATIONAL      HARBOR
                                        HARBOR       GROWTH        GROWTH       APPRECIATION       FUND        INTERNATIONAL
     PROPOSALS                           FUND         FUND          FUND            FUND            II             FUND
----------------------------------------------------------------------------------------------------------------------------
3f   The approval of
     reclassification as
     non-fundamental investment
     policy on investments to
     exercise control.
     FOR                                            4,543,592    26,605,228      35,352,404      3,847,137      66,300,853
     AGAINST                                           25,597       657,478       7,648,031        121,481       6,320,563
     ABSTAIN                                           34,685     2,150,840       1,570,046         91,530       5,781,278
     BROKER NON-VOTE                                   37,950     3,046,441       4,546,102        274,376       3,386,263
----------------------------------------------------------------------------------------------------------------------------
3g   The approval of the elimination
     of the investment policy
     concerning unseasoned issuers.
     FOR                                            4,532,526    26,456,649      34,259,341      3,229,027      65,034,641
     AGAINST                                           29,577       808,689       8,708,537        720,829       7,338,941
     ABSTAIN                                           41,772     2,148,209       1,602,603        110,291       6,029,111
     BROKER NON-VOTE                                   37,949     3,046,440       4,546,102        274,377       3,386,264
----------------------------------------------------------------------------------------------------------------------------
3h   The approval of the elimination
     of the investment policy
     concerning transactions with
     affiliated persons.
     FOR                                            4,533,396    26,168,289      37,904,951      3,138,637      63,836,447
     AGAINST                                           32,150     2,526,533       4,999,134        790,575      10,764,063
     ABSTAIN                                           38,329       718,724       1,666,396        130,935       3,802,183
     BROKER NON-VOTE                                   37,949     3,046,441       4,546,102        274,377       3,386,264
----------------------------------------------------------------------------------------------------------------------------
4    The approval of the
     reclassification of each Fund's
     investment objective from
     fundamental to non-fundamental.
     FOR                                            4,520,324    25,931,405      34,226,809      3,763,942      63,755,514
     AGAINST                                           48,124     2,827,155       8,725,859        190,896      10,706,902
     ABSTAIN                                           35,426       654,986       1,617,813        105,309       3,940,278
     BROKER NON-VOTE                                   37,950     3,046,441       4,546,102        274,377       3,386,263
----------------------------------------------------------------------------------------------------------------------------
5    The approval of a policy to
     permit the Trust's Board of
     Trustees to appoint subadvisers
     and make material changes to
     subadvisory agreements without
     further shareholder approval.
     FOR                                            4,516,588    25,363,073      41,098,222      3,796,507      69,551,148
     AGAINST                                           45,827     3,589,747       1,817,952        192,557       5,304,444
     ABSTAIN                                           41,459       460,727       1,643,964         71,082       3,541,102
     BROKER NON-VOTE                                   37,950     3,046,440       4,556,445        274,378       3,386,263
----------------------------------------------------------------------------------------------------------------------------
6    The approval of a change to
     Harbor Value Fund's investment
     objective.
     FOR
     AGAINST
     ABSTAIN
     BROKER NON-VOTE
----------------------------------------------------------------------------------------------------------------------------
7    The approval of the subadvisory
     agreement with Emerging Growth
     Advisors, Inc.
     FOR                                            4,586,849
     AGAINST                                           12,219
     ABSTAIN                                           42,754
----------------------------------------------------------------------------------------------------------------------------

                                                                            HARBOR
                                                     HARBOR      HARBOR     SHORT          HARBOR
                                                     VALUE       BOND      DURATION        MARKET
     PROPOSALS                                        FUND       FUND        FUND           FUND
----------------------------------------------------------------------------------------------------------------------------
3f   The approval of
     reclassification as
     non-fundamental investment
     policy on investments to
     exercise control.
     FOR                                            4,041,816   13,027,958   17,188,692   33,607,419
     AGAINST                                          137,344      351,219        3,164    1,072,149
     ABSTAIN                                           34,190      478,740        7,502      713,685
     BROKER NON-VOTE                                   50,742    2,263,976       69,526            0
----------------------------------------------------------------------------------------------------------------------------
3g   The approval of the elimination
     of the investment policy
     concerning unseasoned issuers.
     FOR                                            4,020,619   12,865,271   17,176,874   33,368,889
     AGAINST                                          157,024      471,660       13,931    1,291,299
     ABSTAIN                                           35,708      520,987        8,553      733,066
     BROKER NON-VOTE                                   50,741    2,263,975       69,526            0
----------------------------------------------------------------------------------------------------------------------------
3h   The approval of the elimination
     of the investment policy
     concerning transactions with
     affiliated persons.
     FOR                                            4,017,921   12,748,740   17,186,951   32,495,994
     AGAINST                                          147,805      564,430        3,473    1,782,054
     ABSTAIN                                           47,624      544,748        8,934    1,115,205
     BROKER NON-VOTE                                   50,742    2,263,975       69,526            0
----------------------------------------------------------------------------------------------------------------------------
4    The approval of the
     reclassification of each Fund's
     investment objective from
     fundamental to non-fundamental.
     FOR                                            4,012,221   12,602,326   17,166,266   32,826,378
     AGAINST                                          167,022      769,670       24,169    1,864,187
     ABSTAIN                                           34,108      485,921        8,924      702,689
     BROKER NON-VOTE                                   50,741    2,263,976       69,525            0
----------------------------------------------------------------------------------------------------------------------------
5    The approval of a policy to
     permit the Trust's Board of
     Trustees to appoint subadvisers
     and make material changes to
     subadvisory agreements without
     further shareholder approval.
     FOR                                            4,081,584   13,601,128   17,184,370   32,615,349
     AGAINST                                           91,705      695,904        6,785    1,861,975
     ABSTAIN                                           40,060      560,885        8,203      915,929
     BROKER NON-VOTE                                   50,743    2,263,976       69,526            0
----------------------------------------------------------------------------------------------------------------------------
6    The approval of a change to
     Harbor Value Fund's investment
     objective.
     FOR                                            4,039,353
     AGAINST                                           66,848
     ABSTAIN                                          107,148
     BROKER NON-VOTE                                   50,743
----------------------------------------------------------------------------------------------------------------------------
7    The approval of the subadvisory
     agreement with Emerging Growth
     Advisors, Inc.
     FOR
     AGAINST
     ABSTAIN
----------------------------------------------------------------------------------------------------------------------------